UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004


                                  ZANNWELL INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                           88-0408213
    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

 8400 NORMANDALE LAKE BLVD., SUITE 920                              55437
         BLOOMINGTON, MINNESOTA                                   (Zip Code)
(Address of principal executive offices)

                                 (952) 921-3995
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL OFFICERS, RESIGNATION OF
               DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     On November 23, 2004, R. Patrick Lisa was removed as a director, president, chairman of the board and chief executive officer of Zannwell Inc. (the "Registrant"). The removal of R. Patrick Liska as a director and officer of the Registrant resulted from philosophical differences between the Registrant and Mr. Liska regarding business operations, policies and practices. The effective date of the resignation was November 23, 2004.

     Effective November 23, 2004, Robert C. Simpson was elected the sole director, president, chairman of the board and chief executive officer of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2004                  Zannwell Inc.


                                          By /s/Robert C. Simpson
                                            ------------------------------------
                                            Robert C. Simpson, President


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